                             MASTER ADMINISTRATOR REPORT

             ------------------------------------------------------------

                                NAFCO AUTO TRUST - 1

                     For the November 20, 1997 Distribution Date

                        For period beginning on August 1, 1997
                  and ending on October 31, 1997 (the "Due Period")

             ------------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994, as amended, by and among Auto Funding II L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is a Officer of the Master Administrator.

     4.        The date of this Report is November 18, 1997.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect
               to August 1, 1997 was . . . . . . . . . . . . . .     0.18351952
                                                                 --------------

          (b)  The Pool Factor with respect to
               October 31, 1997 was. . . . . . . . . . . . . . .     0.13407080
                                                                 --------------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of August 1, 1997 (after
               giving effect to the disbursements in
               reduction of principal, if any, on
               the immediately preceding
               Distribution Date) was. . . . . . . . . . . . . . $ 1,879,056.38
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of August 1, 1997
               (after giving effect to the
               disbursements in reduction
               of principal, if any, on the
               immediately preceding Distribution
               Date) was . . . . . . . . . . . . . . . . . . . . $   152,575.56
                                                                 --------------

     7.   COMPUTATION OF THE AVAILABLE SUBORDINATION AMOUNT.

          (a)  The Maximum Subordination Amount
               in respect of such Distribution
               Date is . . . . . . . . . . . . . . . . . . . . . $   831,078.15
                                                                 --------------

          (b)  The Cumulative Subordination
               Payments with respect to such
               Distribution Date is. . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The Available Subordination Amount
               with respect to such Distribution
               Date [a - b] is . . . . . . . . . . . . . . . . . $   831,078.15
                                                                 --------------


     8.   THE CASH RESERVE ACCOUNT.

          (a)  The Required Cash Reserve Amount
               (assuming all withdrawals or deposits
               to be made with respect to the current
               Distribution Date are made) is. . . . . . . . . . $    93,952.81
                                                                 --------------

          (b)  The Available Cash Reserve Amount
               available for deposit to the Collection
               Account on the related Deposit Date
               (prior to any withdrawals or deposits
               to be made with respect to the current
               Distribution Date are made) is. . . . . . . . . . $   114,472.01
                                                                 --------------

          (c)  The amount to be deposited to
               (withdrawn from) the Available
               Cash Reserve Amount with respect
               to the current Distribution Date was. . . . . . . $   (43,725.21)
                                                                 --------------

          (d)  The Available Cash Reserve Amount
               available for deposit to the Collection
               Account on the related Deposit Date
               (after any withdrawals or deposits to
               be made with respect to the current
               Distribution Date are made) is. . . . . . . . . . $    70,746.80
                                                                 --------------

     9.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The aggregate Monthly Servicing Fee
               paid to the Servicer on the September 19,
               1997 Monthly Fee Date and the October 17,
               1997 Monthly Fee Date was . . . . . . . . . . . . $    21,703.98
                                                                 --------------

          (b)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is. . . . . . . . . . . . . . . $    13,395.37
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . . $    35,099.35
                                                                 --------------
     10.  AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The aggregate Monthly Subrogation
               Amount paid to the Master
               Administrator on the September 19, 1997
               Monthly Fee Date and the October 17,
               1997 Monthly Fee Date was . . . . . . . . . . . . $     -0-
                                                                 --------------

          (b)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master
               Administrator in respect of such
               Due Period [a+b] is . . . . . . . . . . . . . . . $     -0-
                                                                 --------------

     11.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The aggregate Monthly Administrator
               Fee paid to the Master Administrator
               on the September 19, 1997 Monthly
               Fee Date and the October 17, 1997
               Monthly Fee Date was. . . . . . . . . . . . . . . $     6,190.69
                                                                 --------------

          (b)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . . $     3,757.23
                                                                 --------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . . $     9,947.92
                                                                 --------------

     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . . $   536,069.41
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . $    16,647.89
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account for the Due Period and
               transferred to the Collection Account
               on the related Deposit Date was . . . . . . . . . $     6,987.47
                                                                 --------------

          (d)  Total distributable funds with
               respect to the related Due Period
               [a+b+c] was . . . . . . . . . . . . . . . . . . . $   559,704.77
                                                                 --------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was. . . . . . . . . . . . $   - 0 -
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection Account
               and the Cash Reserve Account used to pay
               the Monthly Servicing Fee and the Monthly
               Administrator Fee on the September 19,
               1997 Monthly Fee Date and the October
               17, 1997 Monthly Fee Date was . . . . . . . . . . $    27,894.67
                                                                 --------------

          (g)  The amount of Available Funds and
               interest earned on the Collection Account
               and the Cash Reserve Account remaining
               after the purchase of additional Auto
               Loans and the payment of the Monthly
               Servicing Fee and the Monthly
               Administrator Fee with respect to the
               related Due Period [d-e-f] is . . . . . . . . . .  $  531,810.10
                                                                 --------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 8.75%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the
               Servicer on such Distribution Date
               is. . . . . . . . . . . . . . . . . . . . . . . . $    13,395.37
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution Date is. . . . . . . . . . . . . . . $      -0-
                                                                 --------------

          (c)  The amount of the Monthly
               Administrator Fee to be paid to the
               Master Administrator on such
               Distribution Date is. . . . . . . . . . . . . . . $     3,757.23
                                                                 --------------

          (d)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               interest on the Investor Certificates
               at the Certificate Rate, including
               any Shortfall so allocable is . . . . . . . . . . $     41,104.35
                                                                 --------------

          (e)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               payments in reduction of principal
               with respect to the Investor
               Certificates is . . . . . . . . . . . . . . . . . $   506,305.45
                                                                 --------------

          (f)  The total amount of the
               distribution to be made on such
               Distribution Date to the Investor
               Certificateholders [d+e] is . . . . . . . . . . . $   547,409.80
                                                                 --------------

          (g)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               interest on the Seller Certificate
               at the Certificate Rate is. . . . . . . . . . . . $     -0-
                                                                 --------------

          (h)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes a
               reduction of principal with respect to
               the Seller Certificate is . . . . . . . . . . . . $     -0-
                                                                 --------------

          (i)  The amount to be deposited(withdrawn) from
               the Cash Reserve Account is . . . . . . . . . . . $   (43,725.21)
                                                                 --------------

          (j)  The amount to be retained in
               the Collection Account with the
               respect to the Partial Payment
               Amount is . . . . . . . . . . . . . . . . . . . . $    10,972.91
                                                                 --------------

          (k)  The amount to be disbursed to
               the Seller Certificateholder
               (other than the amounts referred
               to in clauses (g) and (h) is. . . . . . . . . . . $     -0-
                                                                 --------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . . . $     -0-
                                                                 --------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of October 31, 1997
               (after giving effect to the
               disbursements in reduction of
               principal, if any, made on the
               related Distribution Date) is . . . . . . . . . . $ 1,372,750.93
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of October 31, 1997
               (after giving effect to the
               disbursements in reduction
               of principal, if any, on the
               related Distribution Date) is . . . . . . . . . . $   152,575.56
                                                                 --------------

15.  EVENTS OF ADMINISTRATOR TERMINATION.

     No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A.]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of November 1997.


                                        NYLIFE SFD Holding INC.
                                        as Master Administrator



                                        By: /s/ Scott Drath
                                           -------------------------------
                                         Name:  Scott Drath
                                         Title: Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED November 18, 1997


                          EVENT OF ADMINISTRATOR TERMINATION


                                         None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED November 18, 1997


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of October 31, 1997 [the close of business on the last day of the Due Period]

               Number of Days         Number of            Aggregate Principal
                 Delinquent           Auto Loans          Balance of Auto Loans
               --------------         ----------          ---------------------
               current (0-29)            229                  $  1,104,896
                  30 - 59                 29                       176,981
                  60 - 89                 13                        60,808
                 90 - 120                  8                        40,274
                 over 120                138                       586,759
                                      ------                  ------------
               Totals:                   417                  $  1,969,717
                                      ------
                                      ------

               Aggregate Principal Balance of Defaulted
               Auto Loans at October 31, 1997                          (485,502)
                                                                 --------------
               Aregate Principal Balance allocable
               to Certificateholders                             $    1,484,215
                                                                 --------------
                                                                 --------------

     2.   TOTAL AMOUNTS COLLECTED FOR THE DUE PERIOD
          AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected on
               the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   441,207.98
                                                                 --------------

          (b)  The total amount of Recoveries on Defaulted
               Auto Loans collected on the Auto Loans and
               deposited into the Collection Account for the
               for the Due Period was. . . . . . . . . . . . . . $    94,861.43
                                                                 --------------

          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for the
               Due Period was. . . . . . . . . . . . . . . . . . $   536,069.41
                                                                 --------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of                    Aggregate Principal
                  Auto Loans                  Balance of Auto Loans
                  ----------                  ---------------------

                      26                            $186,624.01


     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
               The Certificate Rate is 8.75%.

         (a)   The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is  . . . . . . . $     4.014489
                                                                 --------------

         (b)   The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . $    49.448721
                                                                 --------------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . . . $    53.463210
                                                                 --------------

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1
--------------------------------------------------------------------------------
       FOR THE PERIOD BEGINNING NOVEMBER 1, 1997 AND ENDING NOVEMBER 30, 1997

      The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:


1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3     The undersigned is an Officer of the Servicer.

4     This report is dated 12/12/97.

4.1   Principal Reconciliation:

                                                  Number of Accounts          Aggregate Prin Balance
                                                  ------------------       ------------------------------
      Ending Balance 10/31/97                           313                                $1,484,215.51
      Principal Payments                                                                     ($57,990.14)
      Prepayment of Principal                            -5                                  ($10,041.62)
      Insurance Proceeds                                                                           $0.00
      Redeemed Repos this Reporting Period                2                                   $15,852.63
      Force-Closed                                        0                                       ($2.01)
      Net Aggregate Principal Balance of                                                           $0.00
         Defaulted Auto Loans during 11/97               -3                                  ($22,929.43)
                                                  ------------------       ------------------------------
                                                  ------------------       ------------------------------

      Ending Balance 11/30/97                           307                                $1,409,104.94


4.12  Defaulted Principal Reconciliation

                                                  Number of Accounts               Aggregate Prin Balance
                                                  ------------------       ------------------------------
      Ending Balance 10/31/97                           104                                  $485,501.92
      New Repossessions                                   3                                   $22,929.43
      New Skips                                           0                                        $0.00
      New Gap                                             0                                        $0.00
      New Repo Prev. Redeemed                             0                                        $0.00
      Recoveries on Defaulted Auto Loans                 -1                                  ($30,595.08)
      Repos Redeemed During Reporting Period             -2                                  ($15,852.63)
      Charge Off/ Forced Close/Repurchased               -2                                     ($283.38)
      New Repo Prev Reported as Skip                      0                                        $0.00
                                                  ------------------       ------------------------------
                                                  ------------------       ------------------------------

      Ending Balance 11/30/97                           102                                  $461,700.26

5     AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS

   a. AS of 10/31/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  229                           $1,104,895.64
                 30 - 59                         29                             $176,981.15
                 60 - 89                         13                              $60,807.68
                 90 - 119                         8                              $40,274.44
                 over l20                       138                             $586,758.52
                                        -------------------     ----------------------------
                                        -------------------     ----------------------------

                   Totals:                      417                           $1,969,717.43

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 10/31/97                             ($485,501.92)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 10/31/97
            (Net of Defaulted Auto Loans)                                     $1,484,215.51
                                                                ----------------------------
                                                                ----------------------------

   b. AS of 11/30/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  218                           $1,034,217.80
                 30 - 59                         28                             $131,880.63
                 60 - 89                         14                              $82,983.55
                 90 - 119                         7                              $21,031.72
                 over 120                       142                             $600,691.50
                                        -------------------     ----------------------------
                                        -------------------     ----------------------------

                   Totals:                      409                           $1,870,805.20

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 11/30/97                             ($461,700.26)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 11/30/97
            (Net of Defaulted Auto Loans)                                     $1,409,104.94
                                                                ----------------------------
                                                                ----------------------------

6.    DEFAULTED AUTO LOANS

   a. Auto Loans that became Defaulted Auto Loans during the Reporting Period.

      Number of                            Aggregate Principal Balance
      Auto Loans                                  of Auto Loans
      ----------                           ----------------------------
           3      Repossessions                              $22,929.43
           0      Skip Claim Filed                                $0.00
           O      Gap Claim Filed                                 $0.00
           0      Repo Redeemd now repo                           $0.00
           0      prev skip now repo                              $0.00
      ----------                           ----------------------------
      ----------                           ----------------------------

           3      Total                                      $22,929.43

   b. Outstanding Defaulted Auto Loans as of 11/30/97

      Number of                            Aggregate Principal Balance
      Auto Loans                                  of Auto Loans
      ----------                           ----------------------------
          89      Repossessions                             $381,729.91
           7      Skip Claims Filed                          $60,820.06
           2      Gap Claim Filed                               $747.11
           4      repo red from pr period                    $18,403.18
      ==========                           ============================

         102            Total                               $461,700.26

7.    AUTO LOANS WITH MODIFIED PAYMENT SCHEDULES

      Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

      Number of     Aggregate Principal
      Auto Loans   Balance of Auto Loans    Description of Modification
      ----------  -----------------------  ----------------------------
          3               $22,222.12           Term Extended 1 month

8.    REPURCHASED AUTO LOANS

      Information with respect to Repurchased Auto Loans during the Reporting Period.

                          Number of    Aggregate Principal Balance
            Party        Auto Loans          of Auto Loans             Aggregate Repurchase Price
      ----------------  -------------  ----------------------------  ------------------------------
      Seller

      Originator              0                            $0.00                              $0.00

      Master Servicer
                        -------------  ----------------------------  ------------------------------
                        -------------  ----------------------------  ------------------------------

      Totals:                 0                            $0.00                              $0.00

9.    RECOVERIES

      Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

      Number of Defaulted
      Auto Loans on which
          there were                                  Aggregate Amount of
          Recoveries          Source of Recoveries          Recoveries
      -------------------   ------------------------  --------------------

                 5          Proceeds from                      $23,050.00
                            sale of collateral

               N/A          Proceeds from                       $4,928.54
                            insurance claims

               N/A          Non-Cash insurance                    $256.75
                            deductible claims

               N/A          Paid Ahead/Behind                     $171.55

               N/A          Payments / (Reversals)              $3,939.81

                 0          Paid Behind Adj on                      $0.00
                            Paid Off Loan
      -------------------                             --------------------
      -------------------                             --------------------
                 5                                             $32,346.65

10.   REPOSSESSION INFORMATION

                           Number of    Aggregate Principal Balance
            Action        Auto Loans          of Auto Loans             Aggregate Amount Realized
      ----------------   -------------  ----------------------------  ------------------------------
      Repossession             3                   $22,929.43

      Disposed of after
      Repossession  *          5                                                        $23,050.00

      Repossessions
      Redeemed                 2                   $15,852.63
                        -------------  ----------------------------  ------------------------------
                        -------------  ----------------------------  ------------------------------

      Totals:                  8                   $38,782.06                           $23,050.00


11. LOSSES

 a. The aggregate outstanding Principal Balance of Auto Loans written-off
    during the Reporting Period was. . . . . . . . . . . . . . . . . . . . . . . . . . .  $                           $285.39
    [Force Closed = (0)]                                                                  -----------------------------------

 b. The aggregate amount of uninsured claims (without duplication to
    amounts referred to in clause a) during the Reporting Period was . . . . . . . . . .  $                               N/A
                                                                                          -----------------------------------

 c. The total amount of the losses on the Auto Loans during the Reporting
    Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                           $285.39
                                                                                          -----------------------------------

12. TOTAL AMOUNT OF PAYMENTS COLLECTED DURING THE REPORTING
    PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT

 a. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments* in Respect of Interest on the Auto Loans during
    the Reporting Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                        $18,271.19
                                                                                          -----------------------------------

 b. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments in Respect of Principal on the Auto Loans during
    the Auto Loans during the Reporting Period was . . . . . . . . . . . . . . . . . . .  $                        $57,990.14
                                                                                          -----------------------------------

 c. The aggregate portion of Payments collected on the Auto Loans allocable
    to Prepayments* during the Reporting Period was. . . . . . . . . . . . . . . . . . .  $                        $10,324.53
    [Prin $10041.62  Int $282.91]                                                         -----------------------------------

 d. Insurance Proceeds received on Active Auto Loans . . . . . . . . . . . . . . . . . .  $                             $0.00
    [Prin $0.00 Int $0.00]                                                                -----------------------------------

 e. The aggregate portion of Payments collected on the Auto Loans allocable
    to Defaulted Auto Loan proceeds during the Reporting Period was. . . . . . . . . . .  $                        $32,089.90
    [Prin..$30338.33  Int...$1751.57]                                                     -----------------------------------

 f. The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period
    (sum of a+b+c+d+e) was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                       $118,675.76
                                                                                          -----------------------------------

 g. Total Late charges Received. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $2,299.02
                                                                                          -----------------------------------

 h. Extension Fees on Precomputed Auto Loans. . . . . . . . . . . . . . . . . . . . . .   $                           $103.85
                                                                                          -----------------------------------

 i. Excess Funds on Paid-Off Accounts . . . . . . . . . . . . . . . . . . . . . . . . .   $                             $0.00
                                                                                          -----------------------------------

 j. Insurance Proceeds Excess Funds . . . . . . . . . . . . . . . . . . . . . . . . . .   $                             $0.00
                                                                                          -----------------------------------

 k. Total Cash Received . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                       $121,078.63
                                                                                           -----------------------------------
                                                                                           -----------------------------------

 l. The aggregate portion of Insurance Deductible allocable to Defaulted
    Auto Loan proceeds during the Reporting Period was. . . . . . . . . . . . . . . . .   $                           $256.75
    [prin $256.75  int $0.00]                                                               -----------------------------------

 m. The aggregate portion of Insurance Deductible allocable to Active
    Auto Loan proceeds during the Reporting Period was. . . . . . . . . . . . . . . . .    $                            $0.00
    [prin $0.00  int $0.00]                                                                ----------------------------------


13. AMOUNT AND COMPUTATION OF MONTHLY SERVICING FEE.

 a. The Reimbursable Servicer Expenses with respect to the calendar month
    immediately preceding the date of this Servicer Report was . . . . . . . . . . . . .  $                         $5,074.00
                                                                                          -----------------------------------

 b. The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding the
    date of this Servicer Report was . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $1,149.51
                                                                                          -----------------------------------

 c. The Servicer Variable Amount with respect to the calendar month
    immediately preceding the date of this Servicer Report was. . . . . . . . . . . . .   $                           $593.61
                                                                                          -----------------------------------

 d. The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this
    Servicer Report is [0.15% x the aggregate Principal Balance of the
    Auto Loans at the end of the immediately preceding calendar month]. . . . . . . . .   $                         $2,806.21
                                                                                          -----------------------------------

 e. The Monthly Servicing Fee, if any, owing with respect to calendar months
    prior to the immediately preceding calendar month is. . . . . . . . . . . . . . . .   $                             $0.00
                                                                                          -----------------------------------

 f. The total amount owing to the Master Servicer on the next following
    Monthly Fee Date is . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                         $9,623.33
                                                                                          -----------------------------------

14. EVENTS OF SERVICING TERMINATION

    No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15. ATTACHED SCHEDULES

    Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, December 12, 1997.


                                      Electronic Data Systems Corporation
                                      as Servicer


                                      By: /s/ Richard L. Coogan
                                         ------------------------------------
                                      Richard L. Coogan, Senior Manager
                                      Electronic Data Systems Corporation
                                      Consumer Asset Management Division

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1
--------------------------------------------------------------------------------
    FOR THE PERIOD BEGINNING DECEMBER 1, 1997 AND ENDING DECEMBER 31, 1997

      The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:


1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3     The undersigned is an Officer of the Servicer.


4     This report is dated 1/12/98.

4.1   Principal Reconciliation:

                                                 Number of Accounts          Aggregate Prin Balance
                                                 ------------------       ------------------------------
      Ending Balance 11/30/97                           307                               $1,409,104.94
      Principal Payments                                                                    ($66,158.24)
      Prepayment of Principal                           -11                                 ($18,364.15)
      Insurance Proceeds                                                                          $0.00
      Redeemed Repos this Reporting Period                0                                       $0.00
      Force-Closed                                        0                                      ($8.76)
      Net Aggregate Principal Balance of                                                          $0.00
         Defaulted Auto Loans during 12/97               -1                                  ($5,074.67)
                                                 ------------------       ------------------------------
                                                 ------------------       ------------------------------

      Ending Balance 12/31/97                           295                               $1,319,499.12

4.12  Defaulted Principal Reconciliation

                                                 Number of Accounts               Aggregate Prin Balance
                                                 ------------------       ------------------------------
      Ending Balance 11/30/97                         102                                   $461,700.26
      New Repossessions                                 2                                     $7,050.39
      New Skips                                         0                                         $0.00
      New Gap                                           0                                         $0.00
      New Repo Prev. Redeemed                           0                                         $0.00
      Recoveries on Defaulted Auto Loans               -2                                   ($59,318.20)
      Repos Redeemed During Reporting Period            0                                         $0.00
      Charge Off/ Forced Close/Repurchased              0                                         $0.00
      New Repo Prev Reported as Skip                   -1                                    ($1,975.72)
                                                 ------------------       ------------------------------
                                                 ------------------       ------------------------------

      Ending Balance 12/31/97                         101                                   $407,456.73

5     AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS

  a. AS of 11/30/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  218                           $1,034,217.80
                 30 - 59                         28                             $131,880.63
                 60 - 89                         14                              $82,983.55
                 90 - 119                         7                              $21,031.72
                over l20                        142                             $600,691.50
                                        -------------------     ----------------------------
                                        -------------------     ----------------------------
                   Totals:                      409                           $1,870,805.20

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 11/30/97                             ($461,700.26)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 11/30/97
            (Net of Defaulted Auto Loans)                                     $1,409,104.94
                                                                ----------------------------
                                                                ----------------------------

  b. AS of 12/31/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  207                             $966,807.58
                 30 - 59                         29                             $126,177.67
                 60 - 89                          6                              $14,034.73
                 90 - 119                        10                              $60,340.77
                over 120                        144                             $559,595.10
                                        -------------------     ----------------------------
                                        -------------------     ----------------------------

                   Totals:                      396                           $1,726,955.85

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 12/31/97                             ($407,456.73)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 12/31/97
            (Net of Defaulted Auto Loans)                                     $1,319,499.12
                                                                ----------------------------
                                                                ----------------------------

6.    DEFAULTED AUTO LOANS

  a.  Auto Loans that became Defaulted Auto Loans during the Reporting
      Period.

        Number of                            Aggregate Principal Balance
        Auto Loans                                  of Auto Loans
        ----------                           ----------------------------
             2      Repossessions                               $7,050.39
             0      Skip Claim Filed                                $0.00
             O      Gap Claim Filed                                 $0.00
             0      Repo Redeemd now repo                           $0.00
            -1      prev skip now repo                         ($1,975.72)
        ----------                           ----------------------------
        ----------                           ----------------------------

             1      Total                                       $5,074.67

  b.  Outstanding Defaulted Auto Loans as of 12/31/97

        Number of                            Aggregate Principal Balance
        Auto Loans                                  of Auto Loans
        ----------                           ----------------------------
            90      Repossessions                             $334,792.64
             6      Skip Claims Filed                          $58,844.34
             2      Gap Claim Filed                               $747.11
             3      repo red from pr period                    $13,072.64
        ----------                           ----------------------------
        ----------                           ----------------------------

           101      Total                                     $407,456.73

7.    AUTO LOANS WITH MODIFIED PAYMENT SCHEDULES

      Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

       Number of     Aggregate Principal
      Auto Loans    Balance of Auto Loans    Description of Modification
      -----------  -----------------------  ----------------------------
          3                  $22,187.13        Term Extended 1 month

8.    REPURCHASED AUTO LOANS

      Information with respect to Repurchased Auto Loans during the Reporting Period.


                          Number of    Aggregate Principal Balance
            Party        Auto Loans          of Auto Loans             Aggregate Repurchase Price
      ----------------  -------------  ----------------------------  ------------------------------
      Seller

      Originator              0                            $0.00                              $0.00

      Master Servicer
                        -------------  ----------------------------  ------------------------------
                        -------------  ----------------------------  ------------------------------

      Totals:                 0                            $0.00                              $0.00

9.    RECOVERIES

      Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.


      Number of Defaulted
      Auto Loans on which
          there were                                  Aggregate Amount of
          Recoveries          Source of Recoveries          Recoveries
      -------------------   ------------------------  --------------------

                 7          Proceeds from                       $32,525.00
                            sale of collateral

               N/A          Proceeds from                       $26,796.55
                            insurance claims

               N/A          Non-Cash insurance                     $225.62
                            deductible claims

               N/A          Paid Ahead/Behind                     ($124.52)

               N/A          Payments / (Reversals)               $1,178.39

                 0          Paid Behind Adj on                       $0.00
                            Paid off Loan
      -------------------                             --------------------
      -------------------                             --------------------

                 7                                             $60,601.04

10.   REPOSSESSION INFORMATION

                          Number of    Aggregate Principal Balance
            Action        Auto Loans          of Auto Loans             Aggregate Amount Realized
      ----------------  -------------  ----------------------------  ------------------------------
      Repossession             2                    $7,050.39

      Disposed of after
      Repossession *           7                                                      $32,525.00

      Repossessions
      Redeemed                 0                        $0.00
                        -------------  ----------------------------  ------------------------------
                        -------------  ----------------------------  ------------------------------

      Totals:                  9                    $7,050.39                         $32,525.00


11. LOSSES

 a. The aggregate outstanding Principal Balance of Auto Loans written-off
    during the Reporting Period was . . . . . . . . . . . . . . . . . . . . . . . . . .   $                             $8.76
    [Force Closed = ($8.76)]                                                              -----------------------------------

 b. The aggregate amount of uninsured claims (without duplication to
    amounts referred to in clause a) during the Reporting Period was. . . . . . . . . .   $                               N/A
                                                                                          -----------------------------------

 c. The total amount of the losses on the Auto Loans during the Reporting
    Period was. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                             $8.76
                                                                                          -----------------------------------

12. TOTAL AMOUNT OF PAYMENTS COLLECTED DURING THE REPORTING
    PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT

 a. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments* in Respect of Interest on the Auto Loans during
    the Reporting Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                        $19,520.98
                                                                                          -----------------------------------

 b. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments in Respect of Principal on the Auto Loans during
    the Auto Loans during the Reporting Period was . . . . . . . . . . . . . . . . . . .  $                        $66,158.24
                                                                                          -----------------------------------

 c. The aggregate portion of Payments collected on the Auto Loans allocable
    to Prepayments* during the Reporting Period was. . . . . . . . . . . . . . . . . . .  $                        $19,254.60
    [Prin  $18364.15  Int $890.45]                                                        -----------------------------------


 d. Insurance Proceeds received on Active Auto Loans . . . . . . . . . . . . . . . . . .  $                             $0.00
    [Prin  $0.00  Int $0.00]                                                              -----------------------------------

 e. The aggregate portion of Payments collected on the Auto Loans allocable
    to Defaulted Auto Loan proceeds during the Reporting Period was. . . . . . . . . . .  $                        $60,375.42
    [Prin..$59092.58  Int...$1282.84]                                                     -----------------------------------

 f. The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period
    (sum of a+b+c+d+e) was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                       $165,309.24
                                                                                          -----------------------------------

 g. Total Late charges Received. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $2,160.06
                                                                                          -----------------------------------

 h. Extension Fees on Precomputed Auto Loans. . . . . . . . . . . . . . . . . . . . . .   $                           $139.97
                                                                                          -----------------------------------

 i. Excess Funds on Paid-Off Accounts . . . . . . . . . . . . . . . . . . . . . . . . .   $                             $0.00
                                                                                          -----------------------------------

 j. Insurance Proceeds Excess Funds. . . . . . . . . . . . . . . . . . . . . . . . . . .  $                             $0.00
                                                                                          -----------------------------------

 k. Total Cash Received. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                       $167,609.27
                                                                                          -----------------------------------
                                                                                          -----------------------------------

 l. The aggregate portion of Insurance Deductible allocable to Defaulted
    Auto Loan proceeds during the Reporting Period was . . . . . . . . . . . . . . . . .  $                           $225.62
    [prin $225.62  int $0.00]                                                               -----------------------------------

 m. The aggregate portion of Insurance Deductible allocable to Active
    Auto Loan proceeds during the Reporting Period was . . . . . . . . . . . . . . . . .  $                             $0.00
    [prin $0.00  int $0.00]                                                               -----------------------------------


13. AMOUNT AND COMPUTATION OF MONTHLY SERVICING FEE.

 a. The Reimbursable Servicer Expenses with respect to the calendar month
    immediately preceding the date of this Servicer Report was . . . . . . . . . . . . .  $                         $6,762.73
                                                                                          -----------------------------------

 b. The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding the date of this
    Servicer Report was. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $1,080.03
                                                                                          -----------------------------------

 c. The Servicer Variable Amount with respect to the calendar month
    immediately preceding the date of this Servicer Report was . . . . . . . . . . . . .  $                         $1,203.44
                                                                                          -----------------------------------

 d. The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this
    Servicer Report is [0.15% x the aggregate Principal Balance of the Auto Loans at the end of the immediately preceding calendar
    month] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $2,590.43
                                                                                          -----------------------------------

 e. The Monthly Servicing Fee, if any, owing with respect to calendar months
    prior to the immediately preceding calendar month is . . . . . . . . . . . . . . . .  $                             $0.00
                                                                                          -----------------------------------

 f. The total amount owing to the Master Servicer on the next following
    Monthly Fee Date is. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                        $11,636.63
                                                                                          -----------------------------------

14. EVENTS OF SERVICING TERMINATION

    No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15. ATTACHED SCHEDULES

    Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, January 12, 1998.


                                     Electronic Data Systems Corporation
                                     as Servicer


                                     By: /s/ Richard L. Coogan
                                        --------------------------------------
                                     Richard L. Coogan, Senior Manager
                                     Electronic Data Systems Corporation
                                     Consumer Asset Management Division